                                                              EXHIBIT 24
                                                              ----------

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael
J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.



                                       /s/ John W. Bachmann
                                       --------------------
                                       John W. Bachmann

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Eugene P. Conese
                                       --------------------
                                       Eugene P. Conese

                           POWER OF ATTORNEY
                           -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Sherry L. Cooper, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael
J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.




                                       /s/ Sherry L. Cooper
                                       --------------------
                                       Sherry L. Cooper

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Gerald L. Gitner
                                       --------------------
                                       Gerald L. Gitner

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Edgar M. House, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Edgar M. House
                                       ------------------
                                       Edgar M. House

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a
Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Thomas H. Jacobsen
                                       ----------------------
                                       Thomas H. Jacobsen

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Myron Kaplan
                                       ----------------
                                       Myron Kaplan

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ David M. Kennedy
                                       --------------------
                                       David M. Kennedy

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Merrill A. McPeak, a
Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Merrill A. McPeak
                                       ---------------------
                                       Merrill A. McPeak

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a
Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2000.




                                       /s/ Thomas F. Meagher
                                       ---------------------
                                       Thomas F. Meagher

                           POWER OF ATTORNEY
                           -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael
J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.




                                       /s/ William O'Driscoll
                                       ----------------------
                                       William O'Driscoll

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Robert A. Pastore, a
Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Robert A. Pastore
                                       ---------------------
                                       Robert A. Pastore

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ G. Joseph Reddington
                                       ------------------------
                                       G. Joseph Reddington

                           POWER OF ATTORNEY
                           -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a
Director of TRANS WORLD AIRLINES, INC., a Delaware corporation, do constitute and appoint William F. Compton, Kathleen A. Soled and Michael J. Palumbo, and each of them, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, on my behalf and in my stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report on Form 10-K for TRANS WORLD AIRLINES, INC. for the fiscal year ended December 31, 1999, and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Annual Report on Form 10-K, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2000.




                                       /s/ Blanche M. Touhill
                                       ----------------------
                                       Blanche M. Touhill